VALIC COMPANY II

Supplement to Statement of Additional Information dated December 31, 2004

The description of "Initial Public Offerings ("IPOs")" under the "Investment Practices" section is deleted it its entirety and replaced by the following:

Initial Public Offerings ("IPOs")

The Capital Appreciation Fund, International Small Cap Equity Fund (up to 5% of net assets), Large Cap Value Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Small Cap Growth Fund and Small Cap Value Fund may invest in IPOs. As such, a portion of each Fund's returns may be attributable to the Fund's investments in IPOs. There is no guarantee that as a Fund's assets grow it will be able to experience significant improvement in performance by investing in IPOs.

A Fund's purchase of shares issued as part of, or a short period after, companies' IPOs, exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated in significant amounts over short periods of time.

Date: January 28, 2005

VL10832-1 01/05